Exhibit 99.1

Amber Road Announces Postponement of the 2019 Annual Meeting of Stockholders

EAST RUTHERFORD, N.J.--(BUSINESS WIRE)--April 18, 2019--Amber Road, Inc. (NYSE: AMBR) (the “Company”) today announced that its Board of Directors has determined to postpone the 2019 Annual Meeting of Stockholders, originally scheduled for May 7, 2019.

The Board has decided to postpone the Annual Meeting until June 18, 2019. At a later date, the Company will provide information related to the rescheduled 2019 Annual Meeting of Stockholders and file a revised proxy statement with the Securities and Exchange Commission.

About Amber Road

Amber Road’s (NYSE: AMBR) mission is to dramatically transform the way companies conduct global trade. As a leading provider of cloud-based global trade management (GTM) software, trade content and training, we help companies all over the world create value through their global supply chain by improving margins, achieving greater agility and lowering risk. We do this by creating a digital model of the global supply chain that enables collaboration between buyers, sellers and logistics companies. We replace manual and outdated processes with comprehensive automation for global trade activities, including sourcing, supplier management, production tracking, transportation management, supply chain visibility, import and export compliance, and duty management. We provide rich data analytics to uncover areas for optimization and deliver a platform that is responsive and flexible to adapt to the ever-changing nature of global trade.

Cautionary Language Concerning Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts, but instead represent only our current expectations and beliefs, and therefore, contain risks and uncertainties about future events or our future financial performance, including, but not limited to, achieving revenue from bookings, closing business from the sales pipeline, new customer deployments and maintaining these relationships, the ability to reduce operating losses and use of cash, and attaining profitability. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue,” and similar expressions, whether in the negative or affirmative. These statements are only predictions and may be inaccurate. Actual events or results may differ materially. In evaluating these statements, you should specifically consider various factors, including the risks outlined in our filings with the Securities and Exchange Commission (SEC), including, without limitation, our annual, periodic and current SEC reports. These factors may cause our actual results to differ materially from any forward-looking statement. Although we believe that the expectations reflected in the forward-looking statements are reasonable, our future results, levels of activity, performance or achievements may differ from our expectations. Other than as required by law, we do not undertake to update any of the forward-looking statements after the date of this press release, even though our situation may change in the future.

Important Additional Information

The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s stockholders in connection with the Company’s 2019 Annual Meeting. The Company has filed a definitive proxy statement and WHITE proxy card with the SEC in connection with its solicitation of proxies from the Company’s stockholders.

STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING WHITE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION. Information regarding the identities of the Company’s directors and executive officers, and their direct or indirect interests, by security holdings or otherwise, are set forth in the proxy statement and other materials filed with the SEC in connection with the 2019 Annual Meeting. Stockholders can obtain the proxy statement, any amendments or supplements to the proxy statement, and any other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. These documents are also available at no charge at the Company’s website at www.amberroad.com in the “Investor Relations” section under “SEC Filings.”

CONTACT:
Investor Relations Contact
Staci Mortenson
ICR
201-806-3663
InvestorRelations@AmberRoad.com

Additional Investor Contact:
Bob Marese, MacKenzie Partners, Inc.
212-929-5500
amberroad@mackenziepartners.com

Amber Road Contacts
Annika Helmrich (US & Canada)
+1 201 806 3656
AnnikaHelmrich@AmberRoad.com

Martijn van Gils (Europe & Asia)
+31 858769534
MartijnvanGils@AmberRoad.com